EXHIBIT 99.1

VICON

IMPORTANT ANNUAL MEETING INFORMATION 000004

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 28, 2014.

Vote by Internet

- Go to **www.envisionreports.com/VII**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed as to Proposal 3 and FOR Proposals 1, 2, 4 and 5.

	For	Against	Abstain
1. To approve the issuance of shares of Vicon common stock to shareholders of IQinVision, Inc., a California corporation ("IQinVision"), pursuant to the Agreement and Plan of Merger and Reorganization dated March 28, 2014, by and among Vicon, IQinVision, and VI Merger Sub, Inc., a California corporation and wholly owned subsidiary of Vicon ("Merger Sub"), pursuant to which Merger Sub will be merged with and into IQinVision, with IQinVision surviving as a wholly owned subsidiary of Vicon.	☐	☐	☐
2. To approve the adjournment or postponement of the Vicon annual meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

3. To approve the election of two (2) directors of Vicon for a term of three (3) years or until a successor is duly elected and qualified, or until their earlier death, resignation or removal.

	For	Withhold Authority
01 - Kenneth M. Darby (term of office to expire in 2017)	☐	☐
02 - Arthur D. Roche (term of office to expire in 2017)	☐	☐

	For	Against	Abstain
4. To approve, on an advisory (non-binding) basis, the compensation of Vicon's named executive officers as disclosed in the Compensation Discussion and Analysis – Executive Compensation section of the accompanying proxy statement/prospectus/consent solicitation	☐	☐	☐
5. To approve the ratification of the appointment of BDO USA, LLP as Vicon's independent registered public accounting firm for the fiscal year ending September 30, 2014	☐	☐	☐

B Authorized Signatures — This section must be completed for your instructions to be executed. — Date and Sign Below

NOTE: Please sign your name EXACTLY as your name appears on this proxy in box under Signature 1. All joint holders must sign individually in both boxes under Signature 1 and Signature 2. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title in box under Signature 2.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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01V8NE

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS SOLICITED BY BOARD OF DIRECTORS The undersigned hereby appoints KENNETH M. DARBY and ARTHUR D. ROCHE and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Vicon Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at Vicon Industries, Inc., 131 Heartland Boulevard, Edgewood, New York, on Thursday, August 28, 2014 at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the accompanying proxy statement/prospectus/consent solicitation, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the Annual Meeting. The Board of Directors recommends a vote FOR Proposals 1, 2, 4 and 5 and FOR the nominees listed as to Proposal 3. The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR Proposals 1, 2, 4 and 5 and FOR the nominees listed as to Proposal 3. (Continued and to be signed on reverse side.) YOUR VOTE IS IMPORTANT PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS. . Proxy — Vicon Industries, Inc. C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

VICON

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed as to Proposal 3 and FOR Proposals 1, 2, 4 and 5.

	For	Against	Abstain
1. To approve the issuance of shares of Vicon common stock to shareholders of IQinVision, Inc., a California corporation ("IQinVision"), pursuant to the Agreement and Plan of Merger and Reorganization dated March 28, 2014, by and among Vicon, IQinVision, and VI Merger Sub, Inc., a California corporation and wholly owned subsidiary of Vicon ("Merger Sub"), pursuant to which Merger Sub will be merged with and into IQinVision, with IQinVision surviving as a wholly owned subsidiary of Vicon.	☐	☐	☐
2. To approve the adjournment or postponement of the Vicon annual meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

3. To approve the election of two (2) directors of Vicon for a term of three (3) years or until a successor is duly elected and qualified, or until their earlier death, resignation or removal.

	For	Withhold Authority
01 - Kenneth M. Darby (term of office to expire in 2017)	☐	☐
02 - Arthur D. Roche (term of office to expire in 2017)	☐	☐

	For	Against	Abstain
4. To approve, on an advisory (non-binding) basis, the compensation of Vicon's named executive officers as disclosed in the Compensation Discussion and Analysis – Executive Compensation section of the accompanying proxy statement/prospectus/consent solicitation	☐	☐	☐
5. To approve the ratification of the appointment of BDO USA, LLP as Vicon's independent registered public accounting firm for the fiscal year ending September 30, 2014	☐	☐	☐

B Authorized Signatures — This section must be completed for your instructions to be executed. — Date and Sign Below

NOTE: Please sign your name EXACTLY as your name appears on this proxy in box under Signature 1. All joint holders must sign individually in both boxes under Signature 1 and Signature 2. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title in box under Signature 2.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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01V8OF

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Proxy — Vicon Industries, Inc. PROXY FOR ANNUAL MEETING OF SHAREHOLDERS SOLICITED BY BOARD OF DIRECTORS The undersigned hereby appoints KENNETH M. DARBY and ARTHUR D. ROCHE and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Vicon Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at Vicon Industries, Inc., 131 Heartland Boulevard, Edgewood, New York, on Thursday, August 28, 2014 at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the accompanying proxy statement/prospectus/consent solicitation, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the Annual Meeting. The Board of Directors recommends a vote FOR Proposals 1, 2, 4 and 5 and FOR the nominees listed as to Proposal 3. The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR Proposals 1, 2, 4 and 5 and FOR the nominees listed as to Proposal 3. (Continued and to be signed on reverse side.) YOUR VOTE IS IMPORTANT PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.